UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

LIGHTSTONE VALUE PLUS REAL ESTATE
INVESTMENT TRUST II, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST II, INC.
1985 Cedar Bridge Avenue, Suite 1
Lakewood, New Jersey 08701

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held September 16, 2013

To the Stockholders of Lightstone Value Plus Real Estate Investment Trust II, Inc.:

I am pleased to invite our stockholders to the 2013 Annual Meeting of Stockholders of Lightstone Value Plus Real Estate Investment Trust II, Inc., a Maryland corporation. The annual meeting will be held at 460 Park Avenue, 13th Floor, New York, New York, 10022, at 3:00 p.m., Eastern Time, on September 16, 2013.

At the meeting, you will be asked to:

•	consider and vote upon the election of five directors to serve until our 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify;
•	consider and vote upon certain amendments to Lightstone Value Plus Real Estate Investment Trust II, Inc.’s charter (the “Charter”) which will cause the Charter to conform to certain guidelines under state securities law; and
•	conduct such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on June 30, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. Record holders of shares of our common stock at the close of business on the record date are entitled to notice of and to vote at the annual meeting.

For further information regarding the matters to be acted upon at the annual meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about these proposals or would like additional copies of the proxy statement, please contact: Lightstone Value Plus Real Estate Investment Trust II, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701.

Whether you own a few or many shares and whether you plan to attend in person or not, it is important that your shares be voted on matters that come before the meeting. You may authorize a proxy to vote your shares by using a toll-free telephone number or via the Internet. Instructions for using these convenient services are provided on the enclosed proxy card and in the attached proxy statement. If you prefer, you may authorize a proxy by marking your voting instructions on the proxy card, signing and dating it, and mailing it in the postage paid return envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the Board’s recommendation. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote your shares.

You are cordially invited to attend the 2013 Annual Meeting of Stockholders. Your vote is important.

By Order of the Board of Directors,

Bruno de Vinck
Senior Vice President and Secretary
Lakewood, New Jersey
July 12, 2013

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST II, INC.

PROXY STATEMENT

i

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST II, INC.
1985 Cedar Bridge Avenue, Suite 1
Lakewood, New Jersey 08701

PROXY STATEMENT

INTRODUCTION

The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the board of directors (the “Board of Directors”) of Lightstone Value Plus Real Estate Investment Trust II, Inc., a Maryland corporation (which we refer to in this proxy statement as the “Company”), for use at the 2013 Annual Meeting of Stockholders and at any adjournment or postponement thereof. References in this proxy statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this proxy statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701. This proxy statement, the accompanying proxy card and notice of annual meeting are first being mailed to our stockholders on or about July 23, 2013. The 2012 Annual Report on Form 10-K was previously mailed to our stockholders on or about April 26, 2013.

Our Annual Report on Form 10-K for the year ended December 31, 2012 and the exhibits thereto may be accessed online through the Securities and Exchange Commission (the “SEC”) website at www.sec.gov. In addition, stockholders may request a copy of our 2012 Annual Report by writing or telephoning us at the following address: Lightstone Value Plus Real Estate Investment Trust II, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, telephone (866) 792-8700.

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the annual meeting and where will it be held?

Our 2013 Annual Meeting of Stockholders will be held on September 16, 2013, at 3:00 p.m., Eastern Time. The meeting will be held at 460 Park Avenue, 13th Floor, New York, New York, 10022.

What will I be voting on at the meeting?

At the meeting, you will be asked to:

•	consider and vote upon the election of five directors to serve until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify;
•	consider and vote upon certain amendments to the Company’s charter (the “Charter”) which will cause the Charter to conform to certain guidelines under state securities law; and
•	conduct such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors does not know of any matters that may be considered at the meeting other than the matters set forth in the items listed above.

Who can vote at the meeting?

The record date for the determination of holders of shares of our common stock, $0.01 par value per share (the “Common Stock”), entitled to notice of and to vote at the meeting, or any adjournment or postponement of the meeting, is the close of business on June 30, 2013. Accordingly, any holder of shares of Common Stock on the record date is entitled to notice of and to vote at the meeting. As of the record date, approximately 6.1 million shares of our Common Stock were issued and outstanding and entitled to vote at the meeting.

How many votes do I have?

Each share of Common Stock has one vote on each matter considered at the meeting or any adjournment or postponement thereof.

How can I vote?

You may vote in person at the meeting or by proxy. Stockholders may submit their votes by proxy by mail by completing, signing, dating and returning their proxy in the enclosed envelope. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	via the Internet at www.proxy-direct.com/; or
•	By telephone, by calling toll free (800) 337-3503.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone prior to the meeting date, your proxy authorization is recorded immediately and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card enclosed with this proxy statement. You may also vote your shares at the meeting. If you attend the meeting, you may submit your vote in person, and any previous votes that you authorized by mail, Internet or telephone will be superseded by the vote that you cast at the meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted FOR each of the five nominees named in this proxy statement for election as director and FOR the approval of certain amendments to the Charter which will cause the Charter to conform to certain guidelines under state securities laws.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the annual meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to Computershare Fund Services (“CFS ”), whom we have retained to aid in the solicitation of proxies, at the following address: Proxy Tabulator, P.O. Box 9043, Smithtown, New York 11787-9729, (ii) attending the meeting and voting in person or (iii) providing written notice to CFS. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the meeting. Your attendance at the meeting without voting will not be sufficient to revoke a previous proxy authorization.

What if I return my proxy but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the Board of Directors.

What are the board’s recommendations?

The Board of Directors recommends that you vote FOR each of the five nominees named in this proxy statement for election as director and FOR the approval of certain amendments to the Charter which will cause the Charter to conform to certain guidelines under state securities laws.

What votes are required to elect directors?

There is no cumulative voting in the election of our directors. Each director is elected by the affirmative vote of holders of a majority of shares of Common Stock who are present in person or by proxy at the meeting. Any shares deemed present at the meeting but not voted (whether by abstention or broker non-vote) have the same impact as a vote against the directors. A “broker non-vote” occurs when a broker who holds shares for the beneficial owner is deemed present for purposes of establishing a quorum for the meeting but does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the shares.

What votes are required to approve certain amendments to the Charter which will cause the Charter to conform to certain guidelines under state securities law?

An affirmative vote of stockholders entitled to cast a majority of votes entitled to be cast on the matter is required for approval of the proposal to approve certain amendments to the Charter which will cause the Charter to conform to certain guidelines under state securities law. For purposes of the proposed Charter amendments, abstentions and broker non-votes will have the same effect as votes against the proposal.

What constitutes a “quorum”?

The presence at the meeting, in person or represented by proxy, of stockholders entitled to cast 50% of all the votes entitled to be cast at the meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum. Abstentions and broker non-votes will not be counted as votes cast.

Will you incur expenses in soliciting proxies?

We will bear all costs associated with soliciting proxies for the meeting. Solicitations may be made on behalf of the Board of Directors by mail, personal interview, telephone or other electronic means by our officers and other employees of Lightstone Value Plus REIT II, LLC (the “Advisor”), who will receive no additional compensation. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this proxy statement to people on whose behalf they hold shares of Common Stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the SEC, we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of shares of our Common Stock.

We have also retained CFS to aid in the solicitation of proxies. We will pay CFS a fee of approximately $16,000 in addition to reimbursement of its reasonable out-of-pocket expenses. As the date of the meeting approaches, certain stockholders may receive a telephone call from a representative of CFS if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Directors believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic proxy is solicited, the CFS representative is required to ask for each stockholder’s full name and address, or the zip code or employer identification number, and to confirm that the stockholder has received the proxy materials in the mail. If the stockholder is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the stockholder’s instructions on the proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this proxy statement. CFS will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call CFS immediately if his or her instructions are not correctly reflected in the confirmation.

What does it mean if I receive more than one proxy card?

Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should contact Lightstone Value Plus Real Estate Investment Trust II, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, or call us at (866) 792-8700. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to, unless we received contrary instructions from one or more of the affected stockholders, send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to Lightstone Value Plus Real Estate Investment Trust II, Inc., 1985 Cedar Bridge Avenue, Suite 1, New Jersey 08701, or call us at (866) 792-8700. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.

Whom should I call for additional information about authorizing a proxy by mail, telephone or Internet to vote my shares?

Please call CFS, our proxy solicitor, at 1-866-641-4227.

How do I submit a stockholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?

In order for a stockholder proposal to be properly submitted for presentation at our 2014 annual meeting, pursuant to our current bylaws we must receive written notice of the proposal at our executive offices during the period beginning on February 23, 2014 and ending at 5:00 p.m., Eastern Time, on March 25, 2014. If you wish to present a proposal for inclusion in the proxy material for next year’s annual meeting, we must receive written notice of your proposal at our executive offices no later than March 25, 2014. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: Lightstone Value Plus Real Estate Investment Trust II, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, Attention: Bruno de Vinck. For additional information, see the section in this proxy statement captioned “Stockholder Proposals for the 2014 Annual Meeting.”

PROPOSAL ONE:

ELECTION OF DIRECTORS

General

The Board of Directors ultimately is responsible for directing the management of our business and affairs. We have no employees and have retained the Advisor to manage our day-to-day operations, including the acquisition of our properties. The Advisor is an affiliate of our Sponsor, The Lightstone Group (the “Sponsor”). The Board of Directors, including our independent directors, is responsible for monitoring and supervising the Advisor’s conduct of our day-to-day operations.

Our bylaws provide for a Board of Directors with no fewer than three and no more than fifteen directors, a majority of whom must be independent. An “independent director” is defined under our Charter and means a person who is not, and within the last two years has not been, directly or indirectly associated with the Company, the Sponsor, the Advisor or any of their affiliates by virtue of:

•	ownership of an interest in the Sponsor, the Advisor or any of their affiliates, other than the Company;
•	employment by the Company, the Sponsor, the Advisors or any of their affiliates;
•	service as an officer or director of the Sponsor, the Advisor or any of their affiliates, other than as a director of the Company;
•	performance of services, other than as a director of the Company;
•	service as a director of the Company or as a director of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor; or
•	maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their affiliates.

An independent director cannot be associated with us, the Sponsor or the Advisor as set forth above either directly or indirectly. An indirect association with the Sponsor or the Advisor includes circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law, is or has been associated with us, the Sponsor, the Advisor, or any of their affiliates.

A business or professional relationship is considered material if the aggregate gross revenue derived by the director from the Advisor or the Sponsor and their affiliates exceeds five percent of either the director’s annual gross income during either of the last two years or the director’s net worth on a fair market value basis.

We currently have five directors, three of whom are independent. Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies.

During 2012, the Board of Directors held six meetings including our annual stockholders’ meeting held on July 30, 2012. All directors attended at least 75% of all meetings including the annual meeting where all directors were present. The Board of Directors expects each director to attend annual meetings of stockholders when possible. We anticipate that all directors and nominees will attend our 2013 Annual Meeting of Stockholders.

Nominees for the Board of Directors

The Board of Directors has proposed the following nominees for election as directors, each to serve until our 2014 annual meeting of stockholders and until his successor is duly elected and qualifies: Messrs. David W. Lichtenstein, Edwin J. Glickman, George R. Whittemore, Shawn R. Tominus and Bruno de Vinck. Each nominee currently serves as a director.

The proxy holder named on the enclosed proxy card intends to vote FOR the election of each of the five nominees. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy.

If, at the time of the meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this proxy statement.

The principal occupation and certain other information about the nominees are set forth below.

Name	Age	Year First Elected	Business Experience and Principal Occupation; Directorships in Public Corporations and Investment Companies
David Lichtenstein	52	2008	Mr. David Lichtenstein is the Chairman of our Board of Directors and our Chief Executive Officer, and is the Chief Executive Officer of our Advisor. Mr. Lichtenstein founded both American Shelter Corporation and The Lightstone Group. From 1988 to the present, Mr. Lichtenstein has served as Chairman of the Board of Directors and Chief Executive Officer of The Lightstone Group, directing all aspects of the acquisition, financing and management of a diverse portfolio of multi-family, lodging, retail and industrial properties located in 25 states, the District of Columbia and Puerto Rico. From 2004 to the present, Mr. Lichtenstein has served as the Chairman of the board of directors and Chief Executive Officer of Lightstone Value Plus Real Estate Investment Trust, Inc. (“Lightstone I”) and Lightstone Value Plus REIT LLC, its advisor. Mr. Lichtenstein was the president and/or director of certain subsidiaries of Extended Stay Hotels, Inc. (“Extended Stay”) that filed for Chapter 11 protection with Extended Stay. Extended Stay and its subsidiaries filed for bankruptcy protection on June 15, 2009 so they could reorganize their debts in the face of looming amortization payments. Extended Stay emerged from bankruptcy on October 8, 2010. Mr. Lichtenstein is no longer affiliated with Extended Stay. Mr. Lichtenstein is also a member of the International Council of Shopping Centers and NAREIT, an industry trade group, as well as, a member of the Board of Directors of Touro College and of New York Medical College.
			Mr. Lichtenstein has been selected to serve as a director due to his extensive experience and networking relationships in the real estate industry, along with his experience in acquiring and financing real estate properties.
Edwin J. Glickman	81	2008	Mr. Glickman is one of our independent directors and the Chairman of our Audit Committee. From 2004 to the present, Mr. Glickman has served as a member of the board of directors of Lightstone I. In January 1995, Mr. Glickman co-founded Capital Lease Funding, a leading mortgage lender for properties net leased to investment grade tenants, where he remained as Executive Vice President until May 2003. Mr. Glickman was previously a trustee of publicly traded RPS Realty Trust from October 1980 through May 1996, and Atlantic Realty Trust from May 1996 to March 2006. Mr. Glickman graduated from Dartmouth College.
			Mr. Glickman has been selected to serve as an independent director due to his extensive experience in mortgage lending and finance.

Name	Age	Year First Elected	Business Experience and Principal Occupation; Directorships in Public Corporations and Investment Companies
George R. Whittemore	63	2008	Mr. Whittemore is one of our independent directors. From July 2006 to the present, Mr. Whittemore has served as a member of the board of directors of Lightstone I. Mr. Whittemore also presently serves as a Director of Village Bank Financial Corporation in Richmond, Virginia and as a Director of Supertel Hospitality, Inc. in Norfolk, Nebraska, all publicly traded companies. Mr. Whittemore previously served as a Director and Audit Committee Chairman of Prime Group Realty Trust from July 2005 until December 2012. Mr. Whittemore previously served as President and Chief Executive Officer of Supertel Hospitality Trust, Inc. from November 2001 until August 2004 and as Senior Vice President and Director of both Anderson & Strudwick, Incorporated, a brokerage firm based in Richmond, Virginia, and Anderson & Strudwick Investment Corporation, from October 1996 until October 2001. Mr. Whittemore has also served as a Director, President and Managing Officer of Pioneer Federal Savings Bank and its parent, Pioneer Financial Corporation, from September 1982 until August 1994, and as President of Mills Value Adviser, Inc., a registered investment advisor. Mr. Whittemore is a graduate of the University of Richmond.
			Mr. Whittemore has been selected to serve as an independent director due to his extensive experience in accounting, banking, finance and real estate.
Shawn R. Tominus	54	2008	Mr. Tominus is one of our independent directors. Since July 2006 to the present, Mr. Tominus has served as a member of the board of directors of Lightstone I. Mr. Tominus is the founder and President of Metro Management, a real estate investment and management company founded in November 1994 which specializes in the acquisition, financing, construction and redevelopment of residential, commercial and industrial properties. He also served as a Director and as a member of the audit committee of Prime Group Realty Trust, a publicly traded REIT located in Chicago, from July 2005 until December 2012. Mr. Tominus has over 25 years experience in real estate and serves as a national consultant focusing primarily on market and feasibility analysis. Prior to his time at Metro Management, Mr. Tominus was a Senior Vice President at Kamson Corporation, where he managed a portfolio of over 5,000 residential units as well as commercial and industrial properties.
			Mr. Tominus has been selected to serve as an independent director due to his extensive experience in and networking relationships in the real estate industry, along with his experience in acquisitions, construction and redevelopment of real estate.

Name	Age	Year First Elected	Business Experience and Principal Occupation; Directorships in Public Corporations and Investment Companies
Bruno de Vinck	67	2008	Mr. de Vinck is our Senior Vice President, Secretary and a director. Mr. de Vinck was a Senior Vice President with The Lightstone Group through March 2013, and has been employed by Lightstone since April 1994. From 2004 to the present, Mr. de Vinck also has served as Chief Operating Officer, Senior Vice President, Secretary and a member of the board of directors of Lightstone I. Mr. de Vinck is also a director of the privately held Park Avenue Bank Corp, and was a director of the privately held Park Avenue Bank that was taken over by the FDIC in March 2010. He was also a director of Prime Group Realty Trust, a publicly registered REIT, from 2005 through 2011. Mr. de Vinck was previously General Manager of JN Management Co. from November 1992 to January 1994, AKS Management Co., Inc. from September 1988 to July 1992 and Heritage Management Co., Inc. from May 1986 to September 1988. In addition, Mr. de Vinck worked as Senior Property Manager at Hekemien & Co. from May 1975 to May 1986, as a Property Manager at Charles H. Greenthal & Co. from July 1972 to June 1975 and in sales and residential development for McDonald & Phillips Real Estate Brokers from May 1970 to June 1972. From July 1982 to July 1984 Mr. de Vinck was the founding President of the Ramsey Homestead Corp., a not-for-profit senior citizen residential health care facility, and, from July 1984 until October 2004, was Chairman of its board of directors. Mr. de Vinck studied Architecture at Pratt Institute and then worked for the Bechtel Corporation from February 1966 to May 1970. Mr. de Vinck was also a director of certain subsidiaries of Extended Stay that filed for Chapter 11 protection with Extended Stay. Extended Stay and its subsidiaries filed for bankruptcy protection on June 15, 2009 so they could reorganize their debts in the face of looming amortization payments. Extended Stay emerged from bankruptcy on October 8, 2010. Mr. de Vinck is no longer affiliated with Extended Stay.
			Mr. de Vinck has been selected to serve as a director due to his extensive experience in the real estate industry.

The members of the Board of Directors unanimously recommend a vote “FOR” each of the nominees to be elected as directors.

PROPOSAL TWO:

APPROVAL OF CERTAIN CHARTER AMENDMENTS TO CONFORM TO
CERTAIN GUIDELINES UNDER STATE SECURITIES LAWS

Undertaking to Amend Charter

In connection with our ongoing initial public offering (“IPO”), we filed our Charter and certain other documents with the SEC and with the state securities administrators in all states. Certain states require that our Charter conform to the Statement of Policy Regarding Real Estate Investments Trusts (the “Guidelines”) adopted by the North American Securities Administrators Association. In general, the Guidelines are intended to protect investors in REITs by imposing certain requirements and standards on the REIT and on the terms of its charter documents.

Certain states, collectively, identified four provisions of our Charter that, in their view, deviate slightly from certain requirements contained in the Guidelines as well as differences between our prospectus and our Charter. These provisions are identified below. As a condition of allowing us to offer and sell our common stock in the IPO in these certain states, we agreed to amend these provisions of our Charter.

The Proposed Amendments

The specific Charter amendments required by such states and proposed for stockholder approval are as follows:

i.	In the definition of “Listing” remove the phrase “or the trading of the Common Shares in the over-the-counter market”. “Listing” would be defined as follows:

“Listing” means the listing of the Common Shares on a National Stock Exchange. Upon such Listing, the Common Shares shall be deemed Listed.

ii.	In the definition of “Market Price” remove the phrase “the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation Systems or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board or, in the event that no trading price is available for such Shares”. “Market Price” would be defined as follows:

“Market Price” on any date means, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported on the principal national securities exchange on which such Shares are Listed or admitted to trading or, if such Shares are not Listed or admitted to trading on any national securities exchange, the fair market value of the Shares, as determined in good faith by the Board.

iii.	In Section 9.2 of the Charter, remove the following text: “Until such time as the Common Shares are Listed” in the first sentence. As amended, Section 9.2 of the Charter would provide as follows:

Section 9.2 CERTAIN PERMITTED INVESTMENTS.  The following investment limitations shall apply:

i.	The Company may invest in Assets.
ii.	The Company may invest in Joint Ventures with the Sponsor, Advisor, one or more Directors or any of their Affiliates only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint venturers.

iii.	Subjection to any limitations in Section 9.3, the Company may invest in equity securities only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.
iv.	Replace Section 11.8 of the Charter in its entirety. As amended, Section 11.8 of the Charter would provide as follows:

Section 11.8 TENDER OFFERS.  If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding Shares; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Company at least ten business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Company, in its sole discretion, may seek injunctive relief, including, without limitation, a temporary or permanent restraining order. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Section 11.8, including, without limitation, expenses incurred in connection with the review of all documents related to such Non-Compliant Tender Offer. No Stockholder may Transfer any Shares held by such Stockholder to a Person making a Non-Compliant Tender Offer unless such Stockholder shall have first offered such Shares to the Company at the then-current repurchase price. This Section 11.8 shall be of no force or effect with respect to any Shares that are then Listed.

Purpose of the Charter Amendments

The proposed Charter amendments will eliminate minor inconsistencies between our existing Charter, our prospectus used in connection with the IPO, and the Guidelines. Each of these amendments is intended to benefit our stockholders. As a condition of being allowed to offer and sell shares of our common stock in the IPO in certain states, we have agreed to submit the proposed Charter amendments to our stockholders and recommend that they be approved.

Recommendation of the Board of Directors

The members of the Board of Directors unanimously recommend a vote “FOR” the approval of the Charter amendments set forth above.

CORPORATE GOVERNANCE

The only standing committee of the Board of Directors is the audit committee (the “Audit Committee”). The Audit Committee consists of three members composed entirely of our independent directors. The Board of Directors has determined that each of our independent directors is independent within the meaning of the applicable (i) provisions set forth in the Charter and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable SEC rules.

Interested parties may communicate matters they wish to raise with the directors by writing to our Secretary at: Lightstone Value Plus Real Estate Investment Trust II, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, Attention: Bruno de Vinck. Mr. de Vinck will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors.

Audit Committee

The Board of Directors established an Audit Committee in December 2008. A copy of the charter of the Audit Committee is available on our website at www.lightstonecapitalmarkets.com or in print to any stockholder who requests it c/o Lightstone Value Plus Real Estate Investment Trust II, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, NJ 08701. Our Audit Committee consists of Messrs. Edwin J. Glickman, George R. Whittemore and Shawn Tominus. Mr. Glickman is the chairman of our audit committee.

The Audit Committee, in performing its duties, monitors:

•	our financial reporting process;
•	the integrity of our financial statements;
•	compliance with legal and regulatory requirements;
•	the independence and qualifications of our independent and internal auditors, as applicable; and
•	the performance of our independent and internal auditors, as applicable.

Each member of our Audit Committee is independent within the meaning of the applicable requirements set forth in or promulgated under the Exchange Act and within the meaning of the New York Stock Exchange (“NYSE”) listing standards. In addition, the Board of Directors has determined that Mr. Glickman and Mr. Whittemore are qualified as “audit committee financial experts” within the meaning of the applicable rules promulgated by the SEC. Unless otherwise determined by the Board of Directors, no member of the Audit Committee may serve as a member of the audit committee of more than two other public companies.

During 2012, the Audit Committee held four meetings. Each of the Audit Committee members attended all of the meetings held by the Audit Committee either in person or by telephone.

The Audit Committee’s report on our financial statements for the fiscal year ended December 31, 2012 is discussed below under the heading “Audit Committee Report.”

Nominating the Board of Directors

The Board of Directors does not have a standing nominating committee for the purpose of nominating individuals to serve as directors. The Board of Directors believes that because of the size and composition of the Board of Directors, it is more efficient and cost-effective for the full Board of Directors to perform the duties of a nominating committee. Accordingly, all members of our Board of Directors participate in the consideration of director nominees. The primary functions of the members of the Board of Directors relating to the consideration of director nominees is to identify individuals qualified to serve on the Board of Directors. We have not adopted a specific policy regarding the consideration of director nominees recommended to us by stockholders because we believe that the Board of Directors can adequately evaluate any such nominees on a case-by-case basis.

In determining the composition of the Board of Directors, our goals are to assemble a board that, as a whole, possesses the appropriate balance of professional and real estate industry knowledge, financial expertise and high-level management experience to bring a diverse set of skills and experiences to the board as a whole to oversee our business. The Board of Directors believes that diversity is an important attribute of the members of our Board of Directors and that the members should represent an array of backgrounds. To that end, our Board of Directors includes directors who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that we view as critical to effective functioning of the board. The brief biographies in “Proposal One” include information, as of the date of this proxy, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the board to believe that the director should serve on the board.

The Board of Directors annually reviews the appropriate experience, skills and characteristics required of directors in the context of our business. This review includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills relating to the understanding of the real estate industry, accounting or financial expertise. The Board of Directors gives consideration to the members of the Board of Directors having a diverse mix of background and skills. This review also includes the candidate’s ability to attend regular board meetings and to devote a sufficient amount of time and effort in preparation for such meetings.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations. The Code of Ethics is available, free of charge, on our website at www.lightstonecapitalmarkets.com. You may also obtain a copy of the Code of Ethics by writing to: Lightstone Value Plus Real Estate Investment Trust II, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, Attention: Bruno de Vinck. A waiver of the Code of Ethics for our Chief Executive Officer may be made only by the Board of Directors and will be promptly disclosed to the extent required by law. A waiver of the Code of Ethics for all other directors, officers and employees may be made only by our Chief Executive Officer or General Counsel, and shall be discussed with the Board of Directors as appropriate.

Board Leadership Structure

As noted above, our Board of Directors currently is comprised of three independent and two affiliated directors. Mr. Lichtenstein has served as Chairman of the Board of Directors since 2008 and serves as our Chief Executive Officer, working in conjunction with Mr. de Vinck, our Senior Vice President. Mr. Glickman, one of the independent directors, serves as the “presiding director” at any executive sessions of the independent directors, as defined under the rules of the NYSE. The Board of Directors believes that this provides an effective leadership model for the Company.

We recognize that different board leadership structures may be appropriate for companies in different situations, and that no one structure is suitable for all companies. We believe our current board leadership structure is optimal for us because it demonstrates to our investors and other stakeholders that the Company is under strong leadership, coordinated closely between Mr. Lichtenstein, who has over 25 years of real estate industry experience, and Mr. Glickman, who has served various public and private entities as a key executive and officer over the past 20 years. In our judgment, the Company, like many U.S. companies, has been well-served by this leadership structure.

Board Role in Risk Oversight

Our Board of Directors is actively involved in overseeing our risk management through our Audit Committee. Under its charter, our Audit Committee is responsible for discussing guidelines and policies governing the process by which our senior management and our relevant departments assess and manage our exposure to risk, as well as our major financial risk exposures and the steps management has taken to monitor and control such exposures.

Director Independence

Our Charter and bylaws provide for a Board of Directors with no fewer than three and no more than fifteen directors, a majority of whom must be independent. An “independent director” is defined under our Charter and means a person who is not, and within the last two years has not been, directly or indirectly associated with our Sponsor or our Advisor by virtue of:

•	ownership of an interest in our Sponsor, our Advisor or any of their affiliates, other than the Company;
•	employment by our Sponsor or our Advisor or any of their affiliates;
•	service as an officer of our Sponsor, our Advisor or any of their affiliates, other than as a director of the Company;
•	performance of services, other than as a director of the Company;
•	service as a director of more than three real estate investment trusts organized or controlled by our Sponsor or advised by our Advisor; or
•	maintenance of a material business or professional relationship with our Sponsor, our Advisor or any of their affiliates.

An independent director cannot be associated with us, our Sponsor or our Advisor as set forth above either directly or indirectly. An indirect association with our Sponsor or our Advisor includes circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law, is or has been associated with us, our Sponsor, our Advisor, or any of their affiliates.

A business or professional relationship is considered material if the aggregate gross revenue derived by the director from our Advisor or our Sponsor and their affiliates exceeds five percent of either the director’s annual gross income during either of the last two years or the director’s net worth on a fair market value basis.

The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the NYSE. Based upon information solicited from each nominee, the Board of Directors has affirmatively determined that Messrs. Whittemore, Glickman and Tominus have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and are “independent” within the meaning of the NYSE’s director independence standards and Audit Committee independence standards, as currently in effect.

DIRECTOR AND EXECUTIVE COMPENSATION

Compensation of Our Directors

We have no standing compensation committee. Our entire Board of Directors determines matters relating to director and officer compensation. Our Board of Directors designs our director compensation with the goals of attracting and retaining highly qualified individuals to serve as independent directors and to fairly compensate them for their time and efforts. Because of our unique attributes as a REIT, service as an independent director on our Board of Directors requires broad expertise in the fields of real estate and real estate investment.

We pay our independent directors an annual fee of $30,000 and are responsible for reimbursement of their out-of-pocket expenses, as incurred. Effective April 1, 2013, we also pay Bruno de Vinck an annual fee of $30,000. Pursuant to our employee and director incentive share plan (discussed below), in lieu of receiving his or her annual fee in cash, an independent director is entitled to receive the annual fee in the form of shares of our Common Stock or a combination of shares of our Common Stock and cash. Prior to March 30, 2012, we had adopted a stock option plan under which our independent directors could receive options to purchase 3,000 shares of our Common Stock with an exercise price at the fair market value of a share on the last business day preceding the meeting. To date, we have not granted any options to our independent directors. On March 30, 2012, our board of directors approved the termination of our stock option plan. The stock option plan was terminated by our board of directors as a result of a request from a state securities regulator which conditioned the approval of the offer and sale of our common stock pursuant to the IPO in such state on, among other things, such termination.

Compensation of Our Executive Officers

We currently have no employees. Our Advisor performs our day-to-day management functions. Our executive officers are all employees of the Advisor. Our executive officers do not receive compensation from us for services rendered to us. Our executive officers are all employees of our Advisor and are compensated by our Advisor. As a result, our Board of Directors has determined that it is not necessary to establish a compensation committee. In addition, we do not have, and the Board of Directors has not considered, a compensation policy or program for our executive officers, and we have not included a “Compensation Discussion and Analysis” in this proxy statement. See “Certain Relationships and Related Party Transactions” below for a discussion of the fees paid to and services provided by our Dealer Manager, Advisor and Property Manager.

Compensation Committee Interlocks and Insider Participation

The Board of Directors in its entirety performs the duties typically delegated to a compensation committee. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.

DIRECTORS AND EXECUTIVE OFFICERS

The following table presents certain information as of May 31, 2013 concerning each of our directors and officers serving in such capacity:

Name	Age	Principal Occupation and Positions Held	Served as a Director Since
David Lichtenstein	52	Chief Executive Officer and Chairman of the Board of Directors	2008
Edwin J. Glickman	81	Director	2008
George R. Whittemore	63	Director	2008
Shawn R. Tominus	54	Director	2008
Bruno de Vinck	67	Senior Vice President, Secretary and Director	2008
Peyton Owen	55	President and Chief Operating Officer	N/A
Joseph Teichman	39	General Counsel	N/A
Donna Brandin	56	Chief Financial Officer and Treasurer	N/A

David Lichtenstein — for biographical information about Mr. Lichtenstein, see “Nominees for the Board of Directors.”

Edwin J. Glickman — for biographical information about Mr. Glickman, see “Nominees for the Board of Directors.”

George R. Whittemore — for biographical information about Mr. Whittemore, see “Nominees for the Board of Directors.”

Shawn R. Tominus — for biographical information about Mr. Tominus, see “Nominees for the Board of Directors.”

Bruno de Vinck — for biographical information about Mr. de Vinck, see “Nominees for the Board of Directors.”

Peyton Owen is our President and Chief Operating Officer and also serves as President and Chief Operating Officer of Lightstone I. Mr. Owen served as President and Chief Operating Officer of The Lightstone Group through December 2012. Prior to joining The Lightstone Group in July 2007, Mr. Owen served as President and Chief Executive Officer of Equity Office Properties LLC from February 2007 to June 2007, as Executive Vice President and Chief Operating Officer of Equity Office Properties Trust from October 2003 to February 2007, and as Chief Operating Officer of Jones Lang LaSalle Inc.’s Americas Region from April 1999 to October 2003. Prior to April 1999, Mr. Owen held positions as Executive Vice President and Chief Operating Officer, Chief of Staff, and Leasing Director within the property management and leasing business of LaSalle Partners, Inc., and as Regional Sales Director at Liebherr-America, Inc. Mr. Owen earned a Bachelor of Science in Mechanical Engineering at the University of Virginia and a Masters of Business Administration from the University of Virginia’s Darden School. Mr. Owen was also a director of certain subsidiaries of Extended Stay that filed for Chapter 11 protection with Extended Stay. Extended Stay and its subsidiaries filed for bankruptcy protection on June 15, 2009 so they could reorganize their debts in the face of looming amortization payments. Extended Stay emerged from bankruptcy on October 8, 2010. Mr. Owen is no longer affiliated with Extended Stay.

Joseph E. Teichman is our General Counsel and also serves as General Counsel of Lightstone I. Mr. Teichman also serves as Executive Vice President and General Counsel of our Advisor and Sponsor as well as Lightstone I’s advisor. Prior to joining us in January 2007, Mr. Teichman practiced law at the law firm Paul, Weiss, Rifkind, Wharton & Garrison LLP in New York, NY from September 2001 to January 2007. Mr. Teichman earned his J.D. from the University of Pennsylvania Law School in May 2001. Mr. Teichman earned a B.A. from Beth Medrash Govoha, Lakewood, NJ. Mr. Teichman is licensed to practice law in New York and New Jersey. Mr. Teichman was also a director and officer of certain subsidiaries of Extended Stay that filed for Chapter 11 protection with Extended Stay. Extended Stay and its subsidiaries filed for bankruptcy protection on June 15, 2009 so they could reorganize their debts in the face of looming amortization payments. Extended Stay emerged from bankruptcy on October 8, 2010. Mr. Teichman is no longer affiliated with Extended Stay. Mr. Teichman is also a member of the Board of Directors of Yeshiva Orchos Chaim, Lakewood, NJ.

Donna Brandin is our Chief Financial Officer and Treasurer and also serves as Chief Financial Officer and Treasurer of Lightstone I. Ms. Brandin also serves as the Executive Vice President, Chief Financial Officer and Treasurer of our Sponsor and as the Chief Financial Officer and Treasurer of our Advisor and Lightstone I’s advisor. Prior to joining The Lightstone Group in April of 2008, Ms. Brandin held the position of Executive Vice President and Chief Financial Officer of US Power Generation from September 2007 through November 2007 and before that was the Executive Vice President and Chief Financial Officer of Equity Residential, the largest publicly traded apartment REIT in the country from August 2004 through September 2007. Prior to joining Equity Residential, Ms. Brandin held the position of Senior Vice President and Treasurer for Cardinal Health, Inc. from June 2000 through August 2004. Prior to 2000, Ms. Brandin held various executive-level positions at Campbell Soup, Emerson Electric Company and Peabody Holding Company. Ms. Brandin earned her Bachelor of Science at Kutztown University and her Masters in Finance at St. Louis University and is a certified public accountant.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table presents certain information as of May 31, 2013 concerning:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;
•	each of our directors and executive officers serving in such capacity; and
•	all of our directors and executive officers as a group:

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock of the Lightstone REIT II Beneficially Owned		Percent of All Common Shares of the Lightstone REIT II
David Lichtenstein	20,000	(2)	0.34%
Edwin J. Glickman	—		—
George R. Whittemore	—		—
Shawn Tominus	—		—
Bruno de Vinck	—		—
Peyton Owen	—		—
Donna Brandin	—		—
Joseph Teichman	—		—
Our directors and officers as a group (8 persons)	20,000		0.34%

(1).	The business address of each individual listed in the table is 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701.
(2).	Consists of 20,000 shares owned by our Advisor. Our Advisor is wholly owned by The Lightstone Group, LLC, our Sponsor, which is controlled and majority owned by David Lichtenstein.

EQUITY COMPENSATION PLAN INFORMATION

Stock Option Plan

On March 30, 2012, our Board of Directors approved the termination of our stock option plan. The stock option plan was terminated by our Board of Directors as a result of a request from a state securities regulator. Prior to its termination, we had adopted a stock option plan under which our independent directors were eligible to receive annual nondiscretionary awards of nonqualified stock options. We had authorized and reserved 75,000 shares of our common stock for issuance under our stock option plan, which shares are no longer reserved for such purpose. No stock options were issued or outstanding when the plan was terminated.

Employee and Director Incentive Restricted Share Plan

Our employee and director incentive restricted share plan:

•	furnishes incentives to individuals chosen to receive restricted shares because they are considered capable of improving our operations and increasing profits;
•	encourages selected persons to accept or continue employment with our Advisor and its affiliates; and
•	increases the interest of our employees, officers and directors in our welfare through their participation in the growth in the value of shares of our Common Stock.

Our employee and director incentive restricted share plan provides us with the ability to grant awards of restricted shares of our Common Stock to our directors, officers and full-time employees (in the event we ever have employees), full-time employees of our Advisor and its affiliates, full-time employees of entities that provide services to us, directors of the advisor or of entities that provide services to us, certain of our consultants and certain consultants to the Advisor and its affiliates or to entities that provide services to us. The total number of shares of our Common Stock reserved for issuance under this plan is equal to 0.5% of our outstanding shares on a fully diluted basis at any time, not to exceed 255,000 shares.

Restricted share awards entitle the recipient to shares of Common Stock from us under terms that provide for vesting over a specified period of time or upon attainment of pre-established performance objectives. Such awards would typically be forfeited with respect to the unvested shares upon the termination of the recipient’s employment or other relationship with us. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash dividends prior to the time that the restrictions on the restricted shares have lapsed. Any dividends payable in shares of our Common Stock shall be subject to the same restrictions as the underlying restricted shares.

The guidance under Section 409A of the Internal Revenue Code provides that there is no deferral of compensation merely because the value of property (received in connection with the performance of services) is not includible in income by reason of the property being substantially nonvested (as defined in Section 83 of the Internal Revenue Code). Accordingly, it is intended that the restricted share grants will not be considered “nonqualified deferral compensation.”

We have not yet granted any awards of restricted shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires each director, officer and individual beneficially owning more than 10% of our Common Stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of our Common Stock with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC rules to furnish us with copies of all such forms they file. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2012, or written representations that no additional forms were required, we believe that all of our officers and directors and persons that beneficially own more than 10% of the outstanding shares of our Common Stock complied with these filing requirements in 2012.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

David Lichtenstein serves as the Chairman of our Board of Directors, our Chief Executive Officer and our President. Our Advisor, as well as Beacon Property Management, LLC and, Paragon Retail Property Management LLC, which previously operated under the name Prime Retail Property Management, LLC (collectively, our “Property Manager”) are majority owned and controlled subsidiaries of our Sponsor, The Lightstone Group, which is majority owned by Mr. Lichtenstein. On February 17, 2009, we entered into agreements with our Advisor and Property Manager to pay certain fees, as described below, in exchange for services performed by these and other affiliated entities. As the indirect majority owner of those entities, Mr. Lichtenstein benefits from fees and other compensation that they receive pursuant to these agreements.

On July 8, 2011, ICON Securities Corp. (“ICON Securities”) became the dealer manager (“Dealer Manager”) of the Company’s initial public offering. Prior to July 2011, ICON securities entered into a wholesale agreement with the Company and Lightstone Securities, LLC, the Company’s former Dealer Manager. ICON Securities was a partial owner of our Advisor and as such benefited from fees and other compensation that our Advisor received.

Effective September 27, 2012, Orchard Securities, LLC (“Orchard Securities”) became the Dealer Manager of the Company’s Follow-On Offering. Orchard Securities also opened a branch office that does business as “Lightstone Capital Markets” and focuses primarily on distributing interests in programs sponsored by our Sponsor.

All further references to the Dealer Manager will be deemed to refer to either Lightstone Securities, ICON Securities or Orchard Securities during the respective period of time that each was serving in such capacity.

Property Manager

We have agreed to pay our Property Manager a monthly management fee of up to 5% of the gross revenues from our residential, lodging and retail properties. In addition, for the management and leasing of our office and industrial properties, we will pay to our Property Manager, property management and leasing fees of up to 4.5% of gross revenues from our office and industrial properties. We may pay our Property Manager a separate fee for the one-time initial rent-up or leasing-up of newly constructed office and industrial properties in an amount not to exceed the fee customarily charged in arm’s length transactions by others rendering similar services in the same geographic area for similar properties as determined by a survey of brokers and agents in such area.

Notwithstanding the foregoing, our Property Manager may be entitled to receive higher fees in the event our Property Manager demonstrates to the satisfaction of a majority of the directors (including a majority of the independent directors) that a higher competitive fee is justified for the services rendered. Our Property Manager will also be paid a monthly fee for any extra services equal to no more than that which would be payable to an unrelated party providing the services. The actual amounts of these fees are dependent upon results of operations and, therefore, cannot be determined at the present time.

We have not incurred any fees to the Property Manager for the years ended December 31, 2012 and 2011.

Dealer Manager

We pay the Dealer Manager selling commissions of up to 7% of gross offering proceeds, or approximately $21,000,000 if the maximum offering of 30,000,000 shares are sold, before reallowance of commissions earned by participating broker-dealers. The Dealer Manager expects to reallow 100% of commissions earned for those transactions that involve participating broker-dealers. We also pay to our Dealer Manager a dealer manager fee of up to 3% of gross offering proceeds, or approximately $9,000,000, if the maximum offering is sold, before reallowance to participating broker-dealers. Our Dealer Manager, in its sole discretion, may reallow a portion of its dealer manager fee of up to 3% of the gross offering proceeds to be paid to such participating broker-dealers. Total fees paid to our Dealer Manager were $0.7 million in 2012 and $0.9 million in 2011.

Advisor

We will pay our Advisor an acquisition fee equal to 0.95% of the gross contractual purchase price (including any mortgage assumed) of each property purchased and will reimburse our Advisor for expenses that it incurs in connection with the purchase of a property. We anticipate that acquisition expenses will be 0.45% of a property’s purchase price, and acquisition fees and expenses are generally capped at 5% of the gross contract purchase price of a property. However, $11.3 million may be paid as an acquisition fee and for the reimbursement of acquisition expenses as the maximum offering is sold, assuming aggregate long-term permanent leverage of approximately 75%. The Advisor will also be paid an advisor asset management fee of 0.95% of our average invested assets and we will reimburse some expenses of the Advisor.

The following table presents the aggregate fees earned by our Advisor for the years ended December 31, 2012 and 2011.

($’s in thousands)	2012	2011
Acquisition fees	$85	$141
Asset management fees	346	268
Total	$431	$409

Sponsor

Lightstone SLP II, LLC, a wholly owned subsidiary of our Sponsor, has agreed to purchase subordinated profits interests in the Company’s operating partnership semiannually at a price of $100,000 per $1,000,000 in subscriptions until the maximum offering is achieved. The Sponsor may elect to purchase subordinated profits interests with cash or contributions of interests in real property. The proceeds received from the cash sale of subordinated profits interests will be used to offset amounts paid by the Company for the dealer manager fees, selling commissions and other offering costs.

As the majority owner of our Sponsor, which wholly owns Lightstone SLP II, LLC, Mr. Lichtenstein is the indirect majority, beneficial owner of such subordinated profits interests and will thus receive an indirect benefit from any distributions made in respect thereof.

These subordinated profits interests will entitle Lightstone SLP II, LLC to a portion of any regular and liquidation distributions that we make to stockholders, but only after stockholders have received a stated preferred return. Although the actual amounts are dependent upon results of operations and, therefore, cannot be determined at the present time, distributions to Lightstone SLP II, LLC, as holder of the subordinated profits interests, could be substantial.

Acquisitions and Investments in Entities Affiliated with Sponsor

Brownmill LLC

During 2010, 2011 and 2012, our Sponsor contributed to our operating partnership an approximate aggregate 48.6% equity interest (34.4%, 5.6% and 8.6% in 2010, 2011 and 2012, respectively) in Brownmill LLC (“Brownmill”) in order to fulfill its semi-annual commitment to purchase Subordinated Profits Interests with cash or contributed property. In exchange, the Company issued an aggregate of 48 units (33, 6 and 9 in 2010, 2011 and 2012, respectively) of subordinated profits interests, at $100,000 per unit (at an aggregate total value of $4.8 million, of which $3.3 million, $0.6 million and $0.9 million were in 2010, 2011 and 2012, respectively), to Lightstone SLP II LLC. Our 48.6% aggregate interest in Brownmill is a non-managing interest. An affiliate of our Sponsor is the majority owner and manager of Brownmill. Affiliates of our Sponsor own the remaining 51.4% interest in Brownmill. Profit and cash distributions are allocated in accordance with each investor’s ownership percentage. We account for our investment in Brownmill in accordance with the equity method of accounting.

CP Boston Joint Venture

On February 17, 2011, our Sponsor made a successful auction bid to acquire a 366-room, eight-story, full-service hotel and a 65,000 square foot water park, (collectively, the “CP Boston Property”), located at 50 Ferncroft Road, Danvers, Massachusetts from WPH Boston, LLC, an unaffiliated entity, for an aggregate purchase price of approximately $10.1 million, excluding closing and other related transaction costs. On

March 4, 2011, our Sponsor offered the Company and the Sponsor’s other sponsored public program, Lightstone I, through their respective operating partnerships, the opportunity to purchase, at cost, joint venture ownership interests in LVP CP Boston Holdings, LLC (the “CP Boston Joint Venture”) which would acquire the CP Boston Property through LVP CP Boston, LLC, a wholly owned subsidiary. The Company’s Board of Directors and Lightstone I’s Board of Directors approved 20% and 80% participations, respectively, in the CP Boston Joint Venture.

On March 21, 2011, the CP Boston Joint Venture closed on the acquisition of the CP Boston Property and the Company’s share of the aggregate purchase price was approximately $2.0 million. Additionally, in connection with the acquisition, the Company’s Advisor received an acquisition fee equal to 0.95% of the acquisition price, or approximately $19,000.

On February 20, 2012, we completed the disposition of our 20% joint venture ownership interest in the CP Boston Joint Venture with an effective date of January 1, 2012, to subsidiaries of Lightstone I. Under the terms of the agreement, we received $3.0 million in total consideration, consisting of $0.6 million of cash and a $2.4 million unsecured 10% interest-bearing demand note (the “Note”) from the operating partnership of Lightstone I. Lightstone I repaid the Note on June 11, 2013.

Participation in a Joint Venture Acquisition of a Second Mortgage Loan

On April 12, 2011, LVP Rego Park, LLC, a joint venture in which the Company and Lightstone I have 10% and 90% ownership interests, respectively, acquired a $19.5 million, nonrecourse second mortgage note for approximately $15.1 million from Kelmar Company, LLC, an unaffiliated third party. The purchase price reflects a discount of approximately $4.4 million to the outstanding principal balance. The Company’s share of the aggregate purchase price was approximately $1.5 million. Additionally, in connection with the purchase, the Company’s Advisor received an acquisition fee equal to 0.95% of its portion of the acquisition price, or approximately $14,000. The Company’s portion of the acquisition was funded with cash. On June 27, 2013, the note was paid in full.

Other Related Party Transactions

From time to time, the Company purchases title insurance from an agent in which our Sponsor owns a 50% limited partnership interest. Because this title insurance agent receives significant fees for providing title insurance, our Advisor may face a conflict of interest when considering the terms of purchasing title insurance from this agent. However, prior to the purchase by the Company of any title insurance, an independent title consultant with more than 25 years of experience in the title insurance industry reviews the transaction, and performs market research and competitive analysis on our behalf. This process results in terms similar to those that would be negotiated at an arm’s-length basis. During the years ended December 31, 2012 and 2011, the Company has paid approximately $32,000 and $200 in fees to this title insurance agent, respectively.

Review, Approval or Ratification of Transactions with Related Persons

Our Charter generally requires that any transactions between us and our Sponsor, our Advisor, our directors, or their affiliates must be approved by a majority of our directors (including a majority of Independent Directors) not otherwise interested in the transaction. In addition, our Board of Directors has adopted a policy relating to the review, approval and ratification of transactions with related persons. This policy applies to any transaction, the amount of which exceeds $120,000, between us and any person who is a director, executive officer or the beneficial owner of more than 5% of any class of our voting securities. Any such related person transaction is subject to approval by the Board of Directors. The Board of Directors will decide whether or not to approve a related party transaction and will generally approve only those transactions that do not create a conflict of interest. The Board of Directors (including a majority of the Independent Directors) has approved the transactions disclosed in this section titled “Certain Relationships and Related Party Transactions.”

RELATIONSHIP WITH INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

EisnerAmper LLP audited our financial statements for the years ended December 31, 2012 and 2011. EisnerAmper LLP reports directly to our Audit Committee. The Audit Committee reviewed the audit and nonaudit services performed by EisnerAmper LLP, as well as the fees charged by EisnerAmper LLP for such services. In its review of the nonaudit service fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of EisnerAmper LLP.

One or more representatives of EisnerAmper LLP have been invited and are expected to be present at the 2013 Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The following table presents the aggregate fees billed to the Company for the years ended December 31, 2012 and 2011 by the Company’s principal accounting firm:

	2012	2011
Audit Fees(a)	$229,675	$277,580
Audit-Related Fees(b)	203,500	97,750
Tax Fees(c)	22,143	—
All Other Fees(d)	—	—
Total Fees	$455,318	$375,330

(a)	Fees for audit services consisted of the audit of the Company’s annual consolidated financial statements and interim reviews, including services normally provided in connection with statutory and regulatory filings including registration statement consents.
(b)	Fees for audit-related services related to audits of entities that the Company has acquired.
(c)	Fees for tax services.
(d)	There were no other fees.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee must approve any fee for services to be performed by the independent registered public accounting firm in advance of the services being performed. In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

All services rendered by EisnerAmper LLP for the years ended December 31, 2012 and 2011 were approved by the Audit Committee.

AUDIT COMMITTEE REPORT

To the Directors of Lightstone Value Plus Real Estate Investment Trust II, Inc.:

We have reviewed and discussed with management Lightstone Value Plus Real Estate Investment Trust II, Inc.’s audited consolidated financial statements as of and for the year ended December 31, 2012.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the board of directors that the financial statements referred to above be included in Lightstone Value Plus Real Estate Investment Trust II, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2012.

Audit Committee
George R. Whittemore
Edwin J. Glickman
Shawn R. Tominus

INDEPENDENT DIRECTORS’ REPORT

To the Stockholders of Lightstone Value Plus Real Estate Investment Trust II, Inc.:

We have reviewed the Company’s policies and determined that they are in the best interest of the Company’s stockholders. Set forth below is a discussion of the basis for that determination.

General

The Company’s primary objective is to achieve capital appreciation with a secondary objective of income without subjecting principal to undue risk. The Company intends to achieve this goal primarily through investments in real estate properties.

The Company intends to acquire residential and commercial properties as well as mortgage type securities. The Company’s acquisitions may include both portfolios and individual properties. The Company expects that its commercial holdings will consist of retail (primarily multi-tenanted shopping centers), lodging (primarily extended stay hotels), industrial and office properties and that the Company’s residential properties will be principally comprised of “Class B” multi-family complexes.

The following is descriptive of the Company’s investment objectives and policies:

•	Reflecting a flexible operating style, the Company’s portfolio is likely to be diverse and include properties of different types (such as retail, office, industrial and residential properties); both passive and active investments; and joint venture transactions. The portfolio is likely to be determined largely by the purchase opportunities that the market offers, whether on an upward or downward trend. This is in contrast to those funds that are more likely to hold investments of a single type, usually as outlined in their charters.
•	The Company may invest in properties that are not sold through conventional marketing and auction processes. The Company’s investments may be at a dollar cost level lower than levels that attract those funds that hold investments of a single type.
•	The Company may be more likely to make investments that are in need of rehabilitation, redirection, remarketing and/or additional capital investment.
•	The Company may place major emphasis on a bargain element in its purchases, and often on the individual circumstances and motivations of the sellers. The Company will search for bargains that become available due to circumstances that occur when real estate cannot support the mortgages securing the property.
•	The Company intends to pursue returns in excess of the returns targeted by real estate investors who target a single type of property investment.
•	The Company may diversify its portfolio by investing up to 20% of its net assets in collateralized debt obligations, commercial mortgage-backed securities and mortgage and mezzanine loans secured, directly or indirectly, by the same types of properties which it may acquire.

Financing Policies

The Company intends to utilize leverage to acquire its properties. The number of different properties the Company will acquire will be affected by numerous factors, including, the amount of funds available to us. When interest rates on mortgage loans are high or financing is otherwise unavailable on terms that are satisfactory to the Company, the Company may purchase certain properties for cash with the intention of obtaining a mortgage loan for a portion of the purchase price at a later time. There is no limitation on the amount the Company may invest in any single property or on the amount the Company can borrow for the purchase of any property.

The Company intends to limit its aggregate long-term permanent borrowings to 75% of the aggregate fair market value of all properties unless any excess borrowing is approved by a majority of the independent directors and is disclosed to the Company’s stockholders. The Company may also incur short-term indebtedness, having a maturity of two years or less. By operating on a leveraged basis, the Company will have more funds available for investment in properties. This will allow the Company to make more investments than would otherwise be possible, resulting in a more diversified portfolio. Although the Company’s liability for the repayment of indebtedness is expected to be limited to the value of the property securing the liability and the rents or profits derived therefrom, the Company’s use of leveraging increases the risk of default on the mortgage payments and a resulting foreclosure of a particular property. To the extent that the Company does not obtain mortgage loans on the Company’s properties, the Company’s ability to acquire additional properties will be restricted. The Company will endeavor to obtain financing on the most favorable terms available.

Policy on Sale or Disposition of Properties

The Company’s board of directors will determine whether a particular property should be sold or otherwise disposed of after considering the relevant factors, including performance or projected performance of the property and market conditions, with a view toward achieving its principal investment objectives.

The Company currently intends to hold its properties for a minimum of seven to ten years prior to selling them. After seven to ten years, the Company’s board of directors may decide to liquidate the Company, list its shares on a national stock exchange, sell its properties individually or merge or otherwise consolidate the Company with a publicly-traded REIT. Alternatively, the Company may merge with, or otherwise be acquired by, the Sponsor or its affiliates. The Company may, however, sell properties prior to such time and if so, may invest the proceeds from any sale, financing, refinancing or other disposition of its properties into additional properties. Alternatively, the Company may use these proceeds to fund maintenance or repair of existing properties or to increase reserves for such purposes. The Company may choose to reinvest the proceeds from the sale, financing and refinancing of its properties to increase its real estate assets and its net income. Notwithstanding this policy, the board of directors, in its discretion, may distribute all or part of the proceeds from the sale, financing, refinancing or other disposition of all or any of the Company’s properties to the Company’s stockholders. In determining whether to distribute these proceeds to stockholders, the board of directors will consider, among other factors, the desirability of properties available for purchase, real estate market conditions, the likelihood of the listing of the Company’s shares on a national securities exchange and compliance with the applicable requirements under federal income tax laws.

When the Company sells a property, it intends to obtain an all-cash sale price. However, the Company may take a purchase money obligation secured by a mortgage on the property as partial payment, and there are no limitations or restrictions on the Company’s ability to take such purchase money obligations. The terms of payment to the Company will be affected by custom in the area in which the property being sold is located and the then prevailing economic conditions. If the Company receives notes and other property instead of cash from sales, these proceeds, other than any interest payable on these proceeds, will not be available for distributions until and to the extent the notes or other property are actually paid, sold, refinanced or otherwise disposed. Therefore, the distribution of the proceeds of a sale to the stockholders may be delayed until that time. In these cases, the Company will receive payments in cash and other property in the year of sale in an amount less than the selling price and subsequent payments will be spread over a number of years.

Independent Directors
George R. Whittemore
Edwin J. Glickman
Shawn R. Tominus

OTHER MATTERS PRESENTED FOR ACTION AT THE 2013 ANNUAL MEETING OF STOCKHOLDERS

Our Board of Directors does not intend to present for consideration at the 2013 Annual Meeting of stockholders any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

Stockholder Proposals in the Proxy Statement

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2014 annual meeting of stockholders, the proposal must be received at our principal executive offices no later than March 25, 2014.

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

For any proposal that is not submitted for inclusion in our proxy material for the 2014 annual meeting of stockholders but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in our bylaws. Under our current bylaws, for a stockholder proposal to be properly submitted for presentation at our 2014 Annual Meeting of Stockholders, our Secretary must receive written notice of the proposal at our principal executive offices during the period beginning on February 23, 2014 and ending at 5:00 p.m., Eastern Time, on March 25, 2014 and must contain information specified in our bylaws, including:

1.	as to each director nominee,
•	the name, age, business address, and residence address of the nominee;
•	the class, series and number of any shares of stock of the Company beneficially owned by the nominee;
•	the date such shares were acquired and the investment intent of such acquisitions;
•	all other information relating to the nominee that is required under Regulation 14A under the Exchange Act to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required; and
2.	as to any other business that the stockholder proposes to bring before the meeting,
•	a description of the business to be brought before the meeting;
•	the reasons for proposing such business at the meeting;
•	any material interest in such business that the proposing stockholder (and certain persons, which we refer to as “Stockholder Associated Persons” (as defined below), if any) may have, including any anticipated benefit to the proposing stockholder (and the Stockholder Associated Persons, if any); and
3.	as to the proposing stockholder (and the Stockholder Associated Persons, if any),
•	the class, series and number of all shares of stock of the Company owned by the proposing stockholder (and the Stockholder Associated Persons, if any), and the nominee holder for, and number of, shares owned beneficially but not of record by the proposing stockholder (and the Stockholder Associated Persons, if any); and

4.	as to the proposing stockholder (and the Stockholder Associated Persons, if any) covered by clauses (2) or (3) above,
•	the name and address of the proposing stockholder (and the Stockholder Associated Persons, if any) as they appear on the Company’s stock ledger, and current name and address, if different; and
5.	to the extent known by the proposing stockholder, the name and address of any other stockholder supporting the director nominee or the proposal of other business on the date of the proposing stockholder’s notice.

A “Stockholder Associated Person” means (i) any person controlling, directly or indirectly, or acting in concert with, the proposing stockholder, (ii) any beneficial owner of shares of stock of the Company owned by the proposing stockholder and (iii) any person controlling, controlled by or under common control with the Stockholder Associated Person.

All nominations must also comply with the Charter. All proposals should be sent via registered, certified or express mail to our Secretary at our principal executive offices at: Lightstone Value Plus Real Estate Investment Trust II, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701, Attention: Bruno de Vinck (telephone: (866) 792-8700).

By Order of the Board of Directors,

/s/ Bruno de Vinck

Bruno de Vinck
Senior Vice President and Secretary

Lakewood, New Jersey
July 12, 2013

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
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VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE

VOTE IN PERSON
Attend Stockholder Meeting
460 Park Avenue, 13th Floor
New York, NY 10022
on September 16, 2013

Please detach at perforation before mailing.

Proxy Solicited on Behalf of the Board of Directors

The undersigned stockholder of Lightstone Value Plus Real Estate Investment Trust II, Inc., a Maryland corporation (the "Company"), revoking any proxy heretofore given for the Meeting of the Stockholders described below, hereby appoints Bruno De Vinck, as proxy, with full powers of substitution, to attend the Annual Meeting of Stockholders of the Company, to be held at 460 Park Avenue, 13th Floor, New York, New York 10022 at 3:00 p.m. eastern time on September 16, 2013 and any adjournment or postponement thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned as if personally present at the meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" APPROVAL OF PROPOSAL 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid Annual Meeting, the terms of which are incorporated by reference.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-800-337-3503

Sign exactly as your name appears hereon. (If shares are held by joint tenants, both should sign. If signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your title as such. If the signer is a corporation, please sign in the full corporate name by duly authorized officer.) Votes must be indicated in black or blue ink.

Signature(s)

Signature(s)

Date

REIT2_24797_062613

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Lightstone Stockholder Meeting to Be Held on September 16, 2013. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lig-24797

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS BELOW.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. 2.	For each of the following nominees for director to serve until the 2014 annual meeting and until their successors are elected and qualify. 01. David W. Lichtenstein 02. Edwin J. Glickman 03. George R. Whittemore 04. Shawn R. Tominus 05. Bruno de Vinck	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee write the nominee's name in the space provided below.

____

		FOR	AGAINST	ABSTAIN
2.	Approval of the Amendments to our Charter, as described in the accompanying proxy statement.	☐	☐	☐

To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy Holder.

REIT2_24797_062613